UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

Form 8-K
_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   March 25, 2010
_________________

Commission File Number 333-168530

On The Move Systems Corp.
(Exact name of small business issuer as specified in its charter)

Florida	27-2343603
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

7674 37th Street Circle East Sarasota, FL	34243
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 586-3938

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

          On The Move Systems Corporation (referred to in this Current Report on Form 8-K as “we” or the “Company”) desires to take advantage of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. This report contains a number of forward-looking statements that reflect management’s current views and expectations with respect to our business, strategies, future results and events and financial performance. All statements made in this report other than statements of historical fact, including statements that address operating performance, events or developments that management expects or anticipates will or may occur in the future, including statements related to future cash flows, revenues, profitability, adequacy of funds from operations, statements expressing general optimism about future operating results and non-historical information, are forward-looking statements. In particular, the words “believe,” “expect,” “intend,” “ anticipate,” “estimate,” “may,” “will,” and variations of such words and similar expressions identify forward-looking statements, but are not the exclusive means of identifying such statements and their absence does not mean that a statement is not forward-looking. These forward-looking statements are subject to certain risks and uncertainties, including those discussed below. Our actual results, performance or achievements could differ materially from historical results as well as those expressed in, anticipated, or implied by the forward-looking statements contained herein. We do not undertake any obligation to revise these forward-looking statements to reflect any future events or circumstances.

          Readers should not place undue reliance on forward-looking statements, which are based on management’s current expectations and projections about future events, are not guarantees of future performance, are subject to risks, uncertainties and assumptions (including those described below) and apply only as of the date of this report. Our actual results, performance or achievements could differ materially from the results expressed in, or implied by, the forward-looking statements contained herein. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in “Risk Factors” below as well as those discussed elsewhere in this report, and other communications to shareholders issued by us from time to time, which attempt to advise interested parties of the risks and factors that may affect our business. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

EXPLANATORY NOTE

On March 25, 2011, Crawford Mobile Installation Corporation (“CMIC,”) a wholly owned subsidiary of On The Move Systems Corporation (“OTMSC”) purchased the assets of Crawford Mobile Install, a Florida sole proprietorship “CMI.” OTMSC and CMIC as the surviving entities acquired the business of CMI pursuant to the asset purchase agreement (attached herein as Exhibit 2.1) and will continue the business operations as a publicly-traded company under the same name of On The Move Systems Corporation (the “Company”).

The terms “the Company,” “we,” “us,” and “our” refer to OTMSC and, its subsidiary CMIC. The term “CMI” refers to Crawford Mobile Install, a Florida sole proprietorship, before giving effect to the Acquisition. This Current Report on Form 8-K contains summaries of the material terms of various agreements executed in connection with the transactions described herein. The summaries of these agreements are subject to, and qualified in their entirety by, reference to these agreements, all of which are incorporated herein by reference.

Section 1 – Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement

Definitive Acquisition Agreement

On March 25, 2011, CMIC entered into a Definitive Acquisition Agreement with CMI and closed the purchase of the assets and business of CMI. As of the date on which the agreement was entered into, because John B. Crawford is the sole officer and director of OTMSC and CMIC, and is also the sole proprietor of CMI, a material relationship existed between the parties.

Brief Description of the Definitive Acquisition Agreement

Some of the significant terms contained in the Agreement are as follows and the entire Agreement is included as an exhibit to this Report on Form 8-K.

Acquisition of Assets and Business of CMI

The Definitive Acquisition Agreement conveyed all of the assets of CMI to CMIC. As consideration for the acquisition of the assets and business operations of CMI, CMIC agreed to pay one hundred thousand ($100,000) to John Crawford; $10,000 cash at closing and $90,000 in a 3 year note with 10% interest. Monthly installments of $2,500 will be paid to John Crawford with a balloon payment of $14,301.97 due February 1, 2014.

Surviving Entities

In accordance with and subject to the provisions of the Agreement and the Florida Corporations Code (“FCC”), upon Closing of the acquisition of CMI (the “Acquisition”), the Company shall be the surviving entity in the Acquisition (the “surviving entity”) and shall continue its corporate existence under the laws of the State of Florida. Upon Closing, the separate existence of CMI shall cease. All properties, franchises and rights belonging to CMI, by virtue of the Acquisition and without further act or deed, shall be vested in the Company, which shall thenceforth be responsible for all the liabilities and obligations of each of OTMSC and CMI.

Closing

The Acquisition became effective at the time and date of the execution and delivery of consideration under the terms and conditions set forth in the Acquisition Agreement.

Assets and Liabilities Acquired

CMIC acquired all of the business, bank accounts, notes payable as described in the financials, accounts receivable, accounts payable, good will, business contracts or agreements, equipment, inventory of goods, all other movable property and all assets of the business known as Crawford Mobile Install, owned and operated by John Crawford.

Section 2 – Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.

Acquisition of the Assets and Business of Crawford Mobile Install by Crawford Mobile Installation Corporation

Definitive Acquisition Agreement

On March 25, 2011, Crawford Mobile Installation Corporation (“CMIC”) a wholly owned subsidiary of On The Move Systems Corp. (“OTMSC”) entered into a Definitive Acquisition Agreement and acquired all of the assets and assumed the liabilities of Crawford Mobile Install, a Florida sole proprietorship. The assets of CMI included cash, inventory and installation equipment. As of the date on which the agreement was entered into, because John B. Crawford is the sole officer and director of both OTMSC and CMIC, and is the sole proprietor of CMI, a material relationship existed between the parties. The amount of consideration exchanged for the assets was $100,000. The purchase price was determined by using market multiples of EBITDA.

Business

On the Move Systems Corporation is an operating company, incorporated in the State of Florida on March 25, 2010, as a for-profit company, and electing a fiscal year end of February 28. Our business and registered office is located at 7674 37th Street Circle East, Sarasota, FL 34243. Our telephone number is 941-586-3938. We commenced operations on March 25, 2011, contemporaneously with the Acquisition of Crawford Mobile Install (“CMI”). As of February 28, 2011, we had cash assets of $128,760 and for the twelve months ended February 28, 2011, we incurred a net loss of $35,065. Prior to the Acquisition, the development of our business was limited to organizational matters, the preparation of our business plan and financial statements, and formation of capital.

We intend to raise additional capital to fund continuing operations and growth. We expect to secure sufficient financing; however there is no guarantee that we will be successful in this regard. In order to implement our business plan and fund the anticipated growth of our continuing operations, we anticipate that we will require $100,000. We have not taken steps to secure the $100,000 in additional financing.

In their audit report dated March 23, 2011; our auditors have expressed an opinion that substantial doubt exists as to whether we can continue as an ongoing business. Because our officers may be unwilling or unable to loan or advance any additional capital to us, we believe that if we do not raise additional capital within 12 months of disclosure, we may be required to suspend or cease operations.

We currently provide mobile electronic services under the trade name “On the Move Systems Corporation.” Our services include the sale, installation, and servicing of after-market electronic and audio/video upgrades for markets such as auto, recreational vehicle and boat dealerships, and for government agencies and corporations that administer vehicle fleets for law enforcement, security, emergency response, sanitation, public utility, limousine, taxi, and other services.

To this end, we have created relationships with a multitude of dealerships to provide on-site electronics sales, installation and servicing for vehicles purchased by them or by their customers. We also provide services directly to individual consumers. We currently offer all of our services from our sales and installation vehicle, eliminating the need for our customers to travel to our future place of business. Although we maintain a small inventory of the electronic products that we offer to our customers, we anticipate that we will continue to order a majority of these products on an as-needed basis.

We provide our clients with electronic accessories and installation services that allow them and their customers to personalize vehicles for enhanced aesthetics and electronic performance. We believe that our service allows dealerships and other wholesale vehicle purchasers to order models with fewer options from their manufacturers, thereby reducing vehicle inventory costs. The corollary to this is that the dealerships’ retail customers can be given the alternative to select personalized electronic systems for their vehicles that are better suited to their individual budgets, tastes and needs.

We provide our services on-site at vehicle dealerships and directly to individuals. Mr. John B Crawford, our President, Chief Executive Officer and Director, applies his 18 years of mobile electronic accessory sales and installation experience to identify the latest in mobile audio-visual, GPS, and telecommunications technology, and to consult with our future clients to select technology best suited to their specific performance requirements and budgets. Our base of operations is in the city of Sarasota, Florida and we primarily market our services in and around that city. In keeping with future demand and as our capacity allows, we will market and provide our services further afield in adjacent cities and states.

Summary of our Financial Information

The following table sets forth selected financial information, which should be read in conjunction with the information set forth in the accompanying financial statements and related notes included elsewhere in this disclosure.

PERIOD FROM INCEPTION ON MARCH 25, 2010 TO FEBRUARY 28, 2011

Revenue	$—
Expenses	$35,065
Net Profit (Loss)	$(35,065)
Net Profit (Loss) per share	$0.00

AS OF FEBRUARY 28, 2011

Working Capital	$126,535
Total Assets	$128,760
Total Current Liabilities	$2,225

As indicated in the financial statements the predecessor entities of OTMSC and CMIC did not have meaningful operations and revenues prior to the acquisition. However, after completing the acquisition of the assets and business of CMI, the successor business reflects the continuing operations that were anticipated in our registration statement on Form S-1. Although we have commenced operations, our auditor has issued a “going concern” opinion, based upon our reliance on future capitalization to fund continuing operations.

Risk Factors

Please consider the following risk factors and other information in this disclosure relating to our business before deciding to invest in our common stock. Any investment in our common stock involves a high degree of risk. You should carefully consider the risks described below and all of the information contained herein before deciding whether to purchase our common stock. If any of the following risks actually occur, our business, financial condition and results of operations could be harmed. The trading price of our common stock could decline due to any of these risks, and you may lose all or part of your investment. We consider the following to be the material risks for our investors. Our company should be viewed as a high-risk investment and speculative in nature. An investment in our common stock may result in a complete loss of the invested amount. Please consider the following risk factors before deciding to invest in our common stock.

Risks Related to our Business

WE ARE AN EARLY-STAGE COMPANY WITH LIMITED OPERATING HISTORY AND WE FACE A HIGH RISK OF BUSINESS FAILURE WHICH WOULD RESULT IN THE LOSS OF YOUR INVESTMENT.

We are an early stage company and have only a limited operating history upon which an investment evaluation can be made. We were incorporated on March 25, 2010 and commenced operations with the acquisition of CMI. We have inherited the business operations of CMI. Thus, attention should be directed to the financial statements of both entities for historical financial data upon which to evaluate.

We expect that our results of operations may also fluctuate significantly in the future as a result of a variety of market factors including, among others, the entry of new competitors offering a similar service; the availability of motivated and qualified personnel; the initiation, renewal or expiration of our customer base; pricing changes by us or our competitors, specific economic conditions in the auto, recreational vehicles, boat industry and general economic conditions. Accordingly, our future sales and operating results are difficult to forecast.

As of the date of this disclosure, we have realized negative cash flow from operations. Failure to generate positive cash flow from operations will cause us to go out of business, which could result in the complete loss of your investment.

BECAUSE OUR CURRENT SOLE CHIEF EXECUTIVE OFFICER AND DIRECTOR DOES NOT HAVE SIGNIFICANT EXPERIENCE IN MANAGING A PUBLIC COMPANY, OUR BUSINESS HAS A HIGHER RISK OF FAILURE.

Although our sole Officer and Director has business experience in the retail electronics and electronics installation industries, he does not have experience in developing a new company or in managing a public company. Without this experience, our management’s business expertise may not be enough to effectively maintain our company. As a result, our financial and operations performance could be negatively affected.

BECAUSE WE ARE SMALL AND DO NOT HAVE MUCH CAPITAL, WE MUST LIMIT OUR MARKETING ACTIVITIES. AS A RESULT, OUR FUTURE SALES MAY NOT BE ENOUGH TO OPERATE PROFITABLY. IF WE DO NOT MAKE A PROFIT, WE MAY HAVE TO SUSPEND OR CEASE OPERATIONS.

Due to the fact we are small and do not have much capital, we must limit our marketing activities to potential customers having the likelihood of purchasing our products. Because we will be limiting the scope of our marketing activities, we may not be able to generate enough sales to operate profitably. If we cannot operate profitably, we may have to suspend or cease operations.

OUR OPERATING RESULTS MAY PROVE UNPREDICTABLE WHICH COULD NEGATIVELY AFFECT OUR PROFIT.

Our operating results are likely to fluctuate significantly in the future due to a variety of factors, many of which we have no control. Factors that may cause our operating results to fluctuate significantly include: our inability to generate enough working capital from future financings; the level of commercial acceptance by dealerships and consumers of our services; fluctuations in the demand for mobile electronic services; the amount and timing of operating costs and capital expenditures relating to expansion of our business, operations and infrastructure and general economic conditions. If realized, any of these risks could have a material adverse effect on our business, financial condition and operating results.

KEY MANAGEMENT PERSONNEL MAY LEAVE THE COMPANY WHICH COULD ADVERSELY AFFECT THE ABILITY OF THE COMPANY TO CONTINUE OPERATIONS.

Because we are entirely dependent on the efforts of our sole Officer and Director, his departure or the loss of other key personnel in the future, could have a material adverse effect on our business. We do not maintain key person life insurance on our sole Officer and Director.

IF OUR COMPANY IS DISSOLVED, IT IS UNLIKELY THAT THERE WILL BE SUFFICIENT ASSETS REMAINING TO DISTRIBUTE TO OUR SHAREHOLDERS.

In the event of the dissolution of our company, the proceeds realized from the liquidation of our assets, if any, will be used primarily to pay the claims of our creditors, if any, before there can be any distribution to the shareholders. In that case, the ability of equity investors to recover all or any portion of their investment will depend on the amount of funds realized and the claims to be satisfied therefrom.

WE HAVE A LIMITED KNOWLEDGE OF THE INDUSTRY IN WHICH WE SEEK TO COMPETE, WHICH PLACES US AT A COMPETITIVE DISADVANTAGE AND MAY CAUSE OUR BUSINESS TO FAIL.

Although our sole Officer and Director has experience in the sale and installation of mobile electronic products, we have only limited knowledge of the demographic and market factors at play in our industry. Accordingly, we will be at a disadvantage in relation to our competitors with respect to our ability to tailor our business strategy to industry trends and forecasts. Ultimately, our failure to adjust to industry trends and forecasts may prevent us from establishing a significant market for our services or cause our business to fail.

IF WE ARE UNABLE TO GROW OUR MARKET SHARE FOR OUR PRODUCTS AND SERVICES, WE MAY BE UNABLE TO GENERATE SUSTAINED REVENUE TO CONTINUE OUR BUSINESS.

Our growth strategy is substantially dependent upon our ability to market our services successfully to prospective dealerships and individuals. However, our services may not sustain market acceptance for any significant period of time. Failure of our services to sustain market acceptance could have a material adverse effect on our business, financial conditions and the results of our operations.

MANAGEMENT’S ABILITY TO IMPLEMENT OUR BUSINESS STRATEGY MAY BE SLOWER THAN EXPECTED AND WE MAY BE UNABLE TO GENERATE A PROFIT.

Our sales and marketing plan includes obtaining additional business from dealerships, (auto recreational vehicle, boat and individual consumers) which may not occur. Our growth strategy is subject to significant risks which you should carefully consider before purchasing our Common Stock. Although we plan on executing our services carefully, the services may be slow to achieve profitability, or may not become profitable at all, which will result in losses. There can be no assurance that we will succeed.

We may be unable to enter into new markets successfully. The factors that could affect our growth strategy include our success in (a) obtaining new orders from consumers (auto, recreational vehicle, boat dealerships, individual consumers and through our anticipated E-commerce website), (b) obtaining adequate financing on acceptable terms, and (c) adapting our internal controls and operating procedures to accommodate our future growth. Our systems, procedures and controls may not be adequate to support the expansion of our business operations. Significant growth will place managerial demands on all aspects of our operations. Our future operating results will depend substantially upon our ability to manage changing business conditions and to implement and improve our technical, administrative and financial controls and reporting systems.

IF WE ARE UNABLE TO MANAGE OUR FUTURE GROWTH OUR BUSINESS COULD BE HARMED.

If we experience significant growth in the foreseeable future, our growth may place a significant strain on management, financial, operating and technical resources. Failure to manage growth effectively could have a material adverse effect on our financial condition or the results of our operations.

IF WE ARE FORCED TO INCUR UNANTICIPATED COSTS OR EXPENSES, WE MAY HAVE TO SUSPEND OR CEASE OPERATIONS ENTIRELY WHICH COULD RESULT IN A TOTAL LOSS OF YOUR INVESTMENT.

Because we are a small business, with limited assets, we are not in a position to bear unanticipated costs and expenses. If we have to make changes in our structure or are faced with circumstances that are beyond our ability to afford, we may have to suspend operations or cease operations entirely which could result in a total loss of your investment.

COMPETITORS MAY ENTER THIS SECTOR WITH SUPERIOR SERVICES, INFRINGING UPON OUR CUSTOMER BASE, AND AFFECTING OUR BUSINESS ADVERSELY.

We have identified a market opportunity for our services. Competitors may enter this sector with superior services, conditions and/or benefits. This would infringe on our customer base, and may have an adverse affect upon our business and the results of our operations.

OUR SOLE OFFICER AND DIRECTOR HAS SUBSTANTIAL CONTROL OVER BUSINESS DECISIONS. INVESTORS MAY FIND THAT HIS DECISIONS ARE CONTRARY TO THEIR INTERESTS. YOU SHOULD NOT PURCHASE OUR COMMON STOCK UNLESS YOU ARE WILLING TO ENTRUST ALL ASPECTS OF MANAGEMENT TO OUR SOLE OFFICER AND DIRECTOR, OR HIS SUCCESSORS.

Our sole Officer and Director, John B. Crawford, has the ability to make most business decisions without approval from shareholders. You should carefully consider his business acumen and background when evaluating our business and understand that his authority provides him with ample latitude to operate our business. His interests may differ from the ones of the stockholders.

All decisions regarding the management of our affairs will be made exclusively by him. Holders of our Common Stock may not participate in our management and, therefore, are dependent upon his management abilities. The only assurance that our shareholders have that our sole Officer and Director will not abuse his discretion in executing our business affairs, is his fiduciary obligation and business integrity. Such discretionary powers include, but are not limited to, decisions regarding all aspects of business operations, corporate transactions and financing.

OUR SOLE OFFICER AND DIRECTOR HAS THE POWER TO DETERMINE HIS OWN COMPENSATION, WHICH MEANS HE MAY PROVIDE COMPENSATION FOR HIMSELF THAT EXCEEDS THE VALUE OF HIS CONTRIBUTION OR THAT IS CONTRARY TO THE INTERESTS OF THE COMPANY OR ITS SHAREHOLDERS.

Our sole Officer and Director, John B. Crawford, will be able to set his own salary. For the period ended February 28, 2011, Mr. Crawford did not receive compensation for his services to the Company, although he expects to draw a salary in the future if and when our business becomes more established. Mr. Crawford anticipates that a number of factors will influence his compensation at any given time, including the financing available to us, the size of our operations, the availability of affordable and qualified labor, and Mr. Crawford’s own personal availability and employment status.

For example, if we are unable to identify or to adequately compensate an employee or consultant to provide services such as installation services, Mr. Crawford may determine that it is in our best interest for him to perform installation services and to receive a salary commensurate with that work. In any case, Mr. Crawford expects to receive compensation that is in keeping with the size of the Company and the market value of any services he may provide to the Company from time to time, such as day to day management of the Company’s business, technical consulting or otherwise. Such compensation may range in value from $35,000 per year to $100,000 dollars per year or more. Nevertheless, because all decisions regarding the determination of Mr. Crawford’s compensation will be made exclusively by him, there is no assurance that his compensation will be in keeping with the market value of his services, or in keeping with the best interests or the Company or its shareholders.

WE ARE UNABLE TO IDENTIFY IN ANY DETAIL THE STEPS THAT WE WILL TAKE TO OBTAIN THE FINANCING REQUIRED TO EXECUTE OUR BUSINESS PLAN, WHICH CASTS SUBSTANTIAL DOUBT ON THE ABILITY OF OUR MANAGEMENT TO EXECUTE OUR BUSINESS PLAN AND ON OUR ABILITY TO CONTINUE AS A GOING CONCERN.

As of February 28, 2011 we had cash resources of $128,760 and we anticipate that we will require an additional $100,000 in order to finance the projected growth in our business plan. Our sole officer and director has no experience in capital raising or identifying potential sources of financing for our business. Because our sole officer and director has no experience in capital raising or identifying potential sources of financing we are unable to identify in any detail the steps that we will take to obtain the financing required to execute our business plan. Our inability to identify the steps that we will take to obtain the financing that we require casts substantial doubt on the ability of our management to execute our business plan and on our ability to continue as a going concern. If we are unable to identify and access sources of financing our business will fail and you will lose your investment.

Risks Related To Our Financial Condition

THERE IS SUBSTANTIAL UNCERTAINTY ABOUT OUR ABILITY TO CONTINUE OUR OPERATIONS AS A GOING CONCERN.

In their audit report dated March 23, 2011; our auditors have expressed an opinion that substantial doubt exists as to whether we can continue as an ongoing business. Because our officers may be unwilling or unable to loan or advance any additional capital to us, we believe that if we do not raise additional capital within 12 months of this disclosure, we may be required to suspend or cease operations. As such we may have to cease operations and you could lose your entire investment. Because we have been issued an opinion by our auditor that substantial doubt exists as to whether we can continue as a going concern it may be more difficult to attract investors.

THE ENACTMENT OF THE SARBANES-OXLEY ACT MAY MAKE IT MORE DIFFICULT FOR US TO RETAIN OR ATTRACT OFFICERS AND DIRECTORS, WHICH COULD INCREASE OUR OPERATING COSTS OR PREVENT US FROM BECOMING PROFITABLE.

The Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) was enacted in response to public concern regarding corporate accountability in the wake of a number of accounting scandals. The stated goals of the Sarbanes-Oxley Act are to increase corporate responsibility, provide enhanced penalties for accounting and auditing improprieties at publicly traded companies and protect investors by improving the accuracy and reliability of corporate disclosure pursuant to applicable securities laws. The Sarbanes-Oxley Act applies to all companies that file or are required to file periodic reports with the SEC under the Securities Exchange Act of 1934 (the “Exchange Act”).

As a public company, we are required to comply with the Sarbanes-Oxley Act. Since the enactment of the Sarbanes-Oxley Act has resulted in the imposition of a series of rules and regulations by the SEC that increase the responsibilities and liabilities of directors and executive officers, the perceived increased personal risk associated with these changes may deter qualified individuals from accepting such roles. Consequently, it may be more difficult for us to attract and retain qualified persons to serve as our directors or executive officers, and we may need to incur additional operating costs. This could prevent us from becoming profitable.

IF WE CANNOT SECURE ADDITIONAL CAPITAL, OR IF AVAILABLE CAPITAL IS TOO EXPENSIVE, OUR BUSINESS WILL FAIL.

We estimate that we will require $100,000 of additional capital to fully execute our business plan and fund the growth of our services in the marketplace. However, no assurance can be given that we will obtain access to capital in the future or that adequate financing to satisfy our requirements of $100,000 will be available on acceptable terms. Our inability to gain access to capital or obtain acceptable financing could have a material adverse effect upon our results of operations and our financial condition.

Currently, we do not have any arrangements for financing and can provide no assurances to investors that we will be able to obtain any when required. Obtaining additional financing would be subject to a number of factors, including our sales results. These factors may have an effect on the timing, amount, terms or conditions of additional financing and make such additional financing unavailable to us.

WE MAY NOT HAVE SUFFICIENT CAPITAL IN THE FUTURE TO CONTINUE MAINTAINING OUR REPORTING STATUS.

The cost of maintaining our reporting status with the SEC, which consists of ongoing accounting, legal, and filing fees and expenses, may vary substantially in correlation with our level of activity from time to time. Nevertheless, we estimate that we will require between $25,000 and $50,000 annually to maintain our reporting status with the SEC based on a moderate level of activity. Our management believes that if we cannot maintain our reporting status with the SEC we will have to cease all efforts directed toward developing our company. As such, any investment in our Company may be lost in its entirety.

ADVERSE DEVELOPMENTS IN THE GLOBAL ECONOMY RESTRICTING THE CREDIT MARKETS MAY MATERIALLY AND NEGATIVELY IMPACT OUR BUSINESS.

The recent downturn in the world’s major economies and the constraints in the credit markets have heightened or could continue to heighten a number of material risks to our business, cash flows and financial condition, as well as our future prospects. Continued issues involving liquidity and capital adequacy affecting lenders could affect our ability to access credit facilities or obtain debt financing and could affect the ability of lenders to meet their funding requirements when we need to borrow. If we are unable to obtain credit or access capital markets, our business could be negatively impacted.

Risks Related to Investment in Our Common Stock

BECAUSE THERE IS A NO PUBLIC TRADING MARKET FOR OUR COMMON STOCK, YOU MAY NOT BE ABLE TO RESELL YOUR STOCK.

Our common stock is available for quotation under the symbol OMVS; however, as of the date of this filing, there are no such quotations. Therefore, there is currently no public trading market for our common stock. If you wish to resell your shares, you will have to locate a buyer and negotiate your own sale. As a result, you may be unable to sell your shares, or you may be forced to sell them at a loss.

Although FINRA has approved our sponsoring market maker’s application for the initial quotation of our common stock on the OTC Bulletin Board, we cannot assure you that there will be a market in the future for our common stock. The trading of securities on the OTC Bulletin Board is often sporadic and investors may have difficulty buying and selling our shares or obtaining market quotations for them, which may have a negative effect on the market price of our common stock. You may not be able to sell your shares at their purchase price or at any price at all. Accordingly, you may have difficulty reselling any shares you purchase in the Company.

INVESTING IN OUR COMPANY IS HIGHLY SPECULATIVE AND COULD RESULT IN THE ENTIRE LOSS OF YOUR INVESTMENT.

Investing in our common stock is highly speculative and involves significant risk. Our common stock should not be purchased by any person who cannot afford to lose their entire investment. Our business objectives are also speculative, and it is possible that we would be unable to accomplish them. Our shareholders may be unable to realize a substantial or any return on the purchase of our common stock and may lose their entire investment. For this reason, each prospective purchaser of our common stock should reference all of our public filings with the Securities and Exchange Commission and consult with their attorney, business and/or investment advisor.

INVESTING IN OUR COMPANY MAY RESULT IN AN IMMEDIATE LOSS BECAUSE BUYERS MAY PAY MORE FOR OUR COMMON STOCK THAN THE PRO RATA PORTION OF OUR NET ASSET VALUE.

We are an early stage company and have only a limited operating history. Therefore, any future quoted price of our common stock may not bear any relationship to assets, earnings, book value or any other objective criteria of value. Our net tangible book value per share of common stock as of February 28, 2011 was $0.002.

BECAUSE WE HAVE 100,000,000 AUTHORIZED SHARES, MANAGEMENT COULD ISSUE ADDITIONAL SHARES, DILUTING THE CURRENT SHARE HOLDERS’ EQUITY.

We have 100,000,000 authorized shares, of which only 12,500,000 are currently issued and outstanding. Our management could, without the consent of the existing shareholders, issue substantially more shares, causing a large dilution in the equity position of our current shareholders. Additionally, large share issuances would generally have a negative impact on our share price. It is possible that, due to additional share issuance, you could lose a substantial amount, or all, of your investment.

BECAUSE WE PLAN TO OBTAIN $100,000 IN ADDITIONAL FINANCING, MANAGEMENT MAY ISSUE ADDITIONAL SHARES OF OUR COMMON STOCK, DILUTING THE CURRENT SHARE HOLDERS’ EQUITY.

We require a minimum of $100,000 in addition to our existing working capital in order to implement our business plan. Accordingly, it is very likely that we will be required to issue or pledge shares of our common stock or other securities of our own issue in order to secure such financing. Any shares of common stock that we issue in this regard will cause immediate and potentially large dilution in the equity position of purchasers of securities in this offering.

WE DO NOT ANTICIPATE PAYING DIVIDENDS IN THE FORESEEABLE FUTURE, SO THERE WILL BE FEWER WAYS IN WHICH YOU CAN MAKE A GAIN ON ANY INVESTMENT IN US.

We have never paid dividends and do not intend to pay any dividends for the foreseeable future. To the extent that we may require additional funding currently not provided for in our financing plan, our funding sources may prohibit the declaration of dividends. Because we do not intend to pay dividends, any gain on your investment will need to result from an appreciation in the price of our common stock. There will therefore be fewer ways in which you are able to make a gain on your investment.

IN THE EVENT THAT OUR SHARES ARE TRADED, THEY MAY TRADE UNDER $5.00 PER SHARE AND THUS WILL BE A PENNY STOCK. TRADING IN PENNY STOCKS HAS MANY RESTRICTIONS AND THESE RESTRICTIONS COULD SEVERELY AFFECT THE PRICE AND LIQUIDITY OF OUR SHARES.

In the event that our shares are traded, and our stock trades below $5.00 per share, our stock would be known as a “penny stock”, which is subject to various regulations involving disclosures to be given to you prior to the purchase of any penny stock. The U.S. Securities and Exchange Commission (the “SEC”) has adopted regulations which generally define a “penny stock” to be any equity security that has a market price of less than $5.00 per share, subject to certain exceptions. Depending on market fluctuations, our common stock could be considered to be a “penny stock”. A penny stock is subject to rules that impose additional sales practice requirements on broker/dealers who sell these securities to persons other than established customers and accredited investors. For transactions covered by these rules, the broker/dealer must make a special suitability determination for the purchase of these securities. In addition, he must receive the purchaser’s written consent to the transaction prior to the purchase. He must also provide certain written disclosures to the purchaser. Consequently, the “penny stock” rules may restrict the ability of broker/dealers to sell our securities, and may negatively affect the ability of holders of shares of our common stock to resell them. These disclosures require you to acknowledge that you understand the risks associated with buying penny stocks and that you can absorb the loss of your entire investment. Penny stocks are low priced securities that do not have a very high trading volume. Consequently, the price of the stock is often volatile and you may not be able to buy or sell the stock when you want to.

FINANCIAL INDUSTRY REGULATORY AUTHORITY (“FINRA”) SALES PRACTICE REQUIREMENTS MAY ALSO LIMIT YOUR ABILITY TO BUY AND SELL OUR COMMON STOCK, WHICH COULD DEPRESS THE PRICE OF OUR SHARES.

FINRA rules require broker-dealers to have reasonable grounds for believing that an investment is suitable for a customer before recommending that investment to the customer. Prior to recommending speculative low-priced securities to their non-institutional customers, broker-dealers must make reasonable efforts to obtain information about the customer’s financial status, tax status and investment objectives, among other things. Under interpretations of these rules, FINRA believes that there is a high probability such speculative low-priced securities will not be suitable for at least some customers. Thus, FINRA requirements make it more difficult for broker-dealers to recommend that their customers buy our common stock, which may limit your ability to buy and sell our shares, have an adverse effect on the market for our shares, and thereby depress our share price.

YOU MAY FACE SIGNIFICANT RESTRICTIONS ON THE RESALE OF YOUR SHARES DUE TO STATE “BLUE SKY” LAWS.

Each state has its own securities laws, often called “blue sky” laws, which (1) limit sales of securities to a state’s residents unless the securities are registered in that state or qualify for an exemption from registration, and (2) govern the reporting requirements for broker-dealers doing business directly or indirectly in the state. Before a security is sold in a state, there must be a registration in place to cover the transaction, or it must be exempt from registration. The applicable broker-dealer must also be registered in that state.

We do not know whether our securities will be registered or exempt from registration under the laws of any state. A determination regarding registration will be made by those broker-dealers, if any, who agree to serve as market makers for our common stock. We have not yet applied to have our securities registered in any state. There may be significant state blue sky law restrictions on the ability of investors to sell, and on purchasers to buy, our securities. You should therefore consider the resale market for our common stock to be limited, as you may be unable to resell your shares without the significant expense of state registration or qualification.

Properties

We maintain our statutory registered agent’s office and business office at 7674 37th Street Circle East, Sarasota, FL. 34243. Our telephone number is (941) 586-3938. At the present we require only limited office space which is donated free of charge by our sole Officer and Director.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the date of this disclosure, the total number of shares owned beneficially by our sole Officer and Director, and key employees, individually and as a group, and the present owners of 5% or more of our total outstanding shares. The stockholder listed below has direct ownership of his shares and possesses sole voting and dispositive power with respect to the shares.

	Name and Address of	Amount and Nature of	Percent of
Title of Class	Beneficial Owner [1]	Beneficial Ownership	Class [2]

Common Stock	John B. Crawford	9,000,000	72%
	7674 37th Street Circle East
	Sarasota, FL 34243

	All Officers and Directors as a	9,000,000	72%
	Group (1 person)

[1] The person named above may be deemed to be a “parent” and “promoter” of our company, within the meaning of such terms under the Securities Act of 1933, as amended, by virtue of his direct and indirect stock holdings. Mr. John B Crawford is the only “promoter” of our company. Mr. John B Crawford is also our sole Officer and Director.

[2] Based on 12,500,000 shares issued and outstanding as of the date of this disclosure.

Directors and Executive Officers

Officers and Directors

Our sole Officer and Director will serve until his successor is elected and qualified. Our officers are elected by the board of directors to a term of one (1) year and serve until his successor(s) is duly elected and qualified, or until he is removed from office. The board of directors has no nominating, auditing or compensation committees.

The name, address, age and position of our president, secretary/treasurer, and director is set forth below:

NAME AND ADDRESS	AGE	POSITION(S)

John B. Crawford	39	President, Secretary/Treasurer
7674 37th Street Circle East		Chief Executive Officer
Sarasota, FL 34243		Principal Financial Officer and Sole member of the
Board of Directors

The person named above has held his offices/positions since the inception of our company and is expected to hold his offices/positions until the next annual meeting of our stockholders.

Business Experience

JOHN B. CRAWFORD, CHIEF EXECUTIVE OFFICER AND SOLE DIRECTOR

Mr. John B Crawford is our founder and has served as our sole Officer and Director since our inception. Mr. John B Crawford developed his management and electronic skills over an 18 year period based out of Sarasota, Florida. From January 1992 to January 2001, Mr. Crawford was Sales and Installation Manager for Circuit City Stores Inc., where he managed electronics sales and installations for the Circuit City store in Sarasota, Florida and intermittently in an auxiliary capacity at 3 additional stores located in Clearwater, St. Petersburg and Port Charlotte, Florida. At Circuit City, Mr. Crawford managed, supervised and trained mobile electronic associates tasked with installing various vehicle and household electronic products. He gained experience in accounting, budgeting, marketing, sales, purchasing, promotions, inventory control and employee incentives.

Currently, Mr. Crawford serves as the Chairman and CEO of On The Move Systems Corp., based in Sarasota, Florida, a position he has held since inception on March 25, 2010. Mr. Crawford also serves as the sole director and officer of our wholly owned subsidiary, Crawford Mobile Installations Corporation. Mr. Crawford holds an Associates Art Degree at ITT Technical Institute, MCC Community College of Sarasota, Florida.

Mr. Crawford is a full time employee and devotes at least 40 hours per week to the business.

Mr. John B Crawford does not hold and has not held over the past five years any other directorships in any company with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirements of section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

Executive Compensation

We have made no provisions for paying cash or non-cash compensation to our sole Officer and Director, John B. Crawford. No salaries are being paid at the present time, no salaries or other compensation were paid in cash, or otherwise, for services performed prior to February 28, 2011. Although we have not identified a specific budgetary or sales milestone after which we will begin compensating our sole Officer and Director, we anticipate that if we will provide compensation to Mr. Crawford in the near future. Mr. Crawford did, however, receive $10,000 cash and a $90,000 note for selling Crawford Mobile Install to On The Move System’s subsidiary Crawford Mobile Installation Corporation pursuant to the acquisition agreement signed on March 25, 2011.

The table below summarizes all compensation awarded to, earned by, or paid to our named sole Officer and Director for all services rendered in all capacities to us for the period from inception (March 25, 2010) through February 28, 2011.

SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation	Total ($)

John B. Crawford CEO	2010	0	0	0	0	0	0	0	0

We have not paid any salaries to our sole Officer and Director as of the date of this disclosure. We do not anticipate beginning to pay salaries until we have adequate funds to do so. There are no other stock option plans, retirement, pension, or profit sharing plans for the benefit of our Officers and Director other than as described herein.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The table below summarizes all unexercised options, stock that has not vested, and equity incentive plan awards for each named executive officer as of February 28, 2011.

	OPTION AWARDS					STOCK AWARDS

Name	Number of Securities Underlying Unexercised Option (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)

John B. Crawford	-	-	-	-	-	-	-	-	-

There were no grants of stock options since inception to the date of this disclosure.

We do not have any long-term incentive plans that provide compensation intended to serve as incentive for performance.

Our sole Officer and Director has not adopted a stock option plan. We have no plans to adopt a stock option plan, but may choose to do so in the future. If such a plan is adopted, this may be administered by the board or a committee appointed by the board (the “Committee”). The committee would have the power to modify, extend or renew outstanding options and to authorize the grant of new options in substitution therefore, provided that any such action may not impair any rights under any option previously granted. We may develop an incentive based stock option plan for our officers and directors and may reserve up to 10% of our outstanding shares of common stock for that purpose.

OPTIONS GRANTS DURING THE LAST FISCAL YEAR / STOCK OPTION PLANS

We do not currently have a stock option plan in favor of any director, officer, consultant or employee of our company. No individual grants of stock options, whether or not in tandem with stock appreciation rights known as SARs or freestanding SARs have been made to our Sole Director and Officer since our inception; accordingly, no stock options have been granted or exercised by our Sole Director and Officer since we were founded.

AGGREGATED OPTIONS EXERCISES IN LAST FISCAL YEAR

No individual grants of stock options, whether or not in tandem with stock appreciation rights known as SARs or freestanding SARs have been made to our sole Officer and Director since our inception; accordingly, no stock options have been granted or exercised by our sole Officer and Director since we were founded.

LONG-TERM INCENTIVE PLANS AND AWARDS

We do not have any long-term incentive plans that provide compensation intended to serve as incentive for performance. No individual grants or agreements regarding future payouts under non-stock price-based plans have been made to our sole Officer and Director or any employee or consultant since our inception; accordingly, no future payouts under non-stock price-based plans or agreements have been granted or entered into or exercised by our Sole Director and Officer or employees or consultants since we were founded.

COMPENSATION OF DIRECTORS

Our sole Officer and Director is not compensated by us for acting as such. He is reimbursed for reasonable out-of-pocket expenses incurred.

There are no arrangements pursuant to which our sole Officer and Director is or will be compensated in the future for any services provided as a Director.

We do not have any agreements for compensating our Directors for their services in their capacity as Directors, although such Directors are expected in the future to receive compensation for their services.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT, CHANGE-IN-CONTROL ARRANGEMENTS

There are no employment contracts or other contracts or arrangements with our Officers or Directors other than those disclosed in this report. There are no compensation plans or arrangements, including payments to be made by us, with respect to Mr. Crawford that would result from his resignation, retirement or any other termination. There are no arrangements for Directors, Officers or Employees that would result from a change-in-control.

INDEBTEDNESS OF DIRECTORS, SENIOR OFFICERS, EXECUTIVE OFFICERS AND OTHER MANAGEMENT

Neither our sole Officer and Director nor any associate or affiliate of our company during the last two fiscal years is or has been indebted to our company by way of guarantee, support agreement, letter of credit or other similar agreement or understanding currently outstanding.

DIRECTOR COMPENSATION

The table below summarizes all compensation awarded to, earned by, or paid to our sole Officer and Director for all services rendered in all capacities to us for the period from inception (March 25, 2010) through February 28, 2011.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

John B. Crawford	0	0	0	0	0	0	0

At this time, we have not entered into any employment agreements with our sole Officer and Director. If there is sufficient cash flow available from our future operations, we may enter into employment agreements with our sole Officer and Director or future key staff members.

Certain Relationships and Related Transactions, and Director Independence

On March 25, 2010 we issued 9,000,000 shares of our common stock to our sole director and officer at $0.001 per share for aggregate proceeds of $9,000.

On March 25, 2011, Crawford Mobile Installation Corp. (“CMIC”) a wholly owned subsidiary of On The Move Systems Corp. (“OTMSC”) entered into a Definitive Acquisition Agreement and acquired all of the assets and assumed the liabilities of Crawford Mobile Install (“CMI”). The assets of CMI included cash, inventory, a vehicle and installation equipment. As of the date on which the agreement was entered into, because John B. Crawford is the sole officer and director of both OTMSC and CMIC, and is the sole proprietor of CMI, a material relationship existed between the parties. The amount of consideration exchanged for the assets was $100,000; $10,000 cash at closing and a $90,000 note to John Crawford. The purchase price was determined by using market multiples of EBITDA.

DIRECTOR INDEPENDENCE

We do not currently have any independent directors and we do not anticipate appointing additional directors in the foreseeable future. If we engage further directors and officers, however, we plan to develop a definition of independence and scrutinize our Board of Directors with regard to this definition.

Legal Proceedings

We know of no material, active or pending legal proceedings against us, nor are we involved as a plaintiff in any material proceedings or pending litigation. There are no proceedings in which any of our directors, officers or affiliates, or any registered beneficial shareholder are an adverse party or has a material interest adverse to us.

We will furnish annual reports to stockholders, which will include audited financial statements reported on by our Certified Public Accountants. In addition, we will issue unaudited quarterly or other interim reports to stockholders, as we deem appropriate or required by applicable securities regulations.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

FINRA has approved an application for our sponsoring market maker to post quotations of our common stock on the OTC Bulletin Board under the symbol “OMVS.” However, there are currently no quotations on the bid or ask for our common stock, and therefore there is no trading market for our common stock. We expect a trading market for our common stock to develop in the near future, but there can be no assurances that this will happen.

Common stock

On The Move Systems Corporation had 12,500,000 common stock shares issued and outstanding as of February 28, 2011. Holders of outstanding common stock are held by approximately 25 shareholders of record. Our outstanding common stock may also be held by an undetermined number of holders in street name.

Island Stock Transfer, 100 Second Avenue South, Suite 705S St. Petersburg, Florida 33701 (Telephone: 787-289-0010; Facsimile: 787-289-0069) is the registrar and transfer agent for our common shares.

Dividend Policy

On The Move Systems Corporation has never paid a cash dividend on its common stock. The Company does not anticipate paying any cash dividends on its common stock in the next 12 month period. The payment of any dividends is at the discretion of the Board of Directors.

Recent Sales of Unregistered Securities

During the last three fiscal years we have had the following issuances of unregistered securities:

In March of 2010, we issued 9,000,000 shares to John Crawford, the Company's founder, in exchange for cash of $9,000. We relied upon Section 4(2) of the Securities Act, which exempts from registration “transactions by an issuer not involving any public offering.”

It is our belief Mr. Crawford had such knowledge and experience in financial and business matters that he was capable of evaluating the merits and risks of the investment and therefore did not need the protections offered by registering their shares under Securities and Act of 1933, as amended.

Mr. Crawford certified that he was purchasing the shares for his own account, with investment intent. This offering was not accompanied by general advertisement or general solicitation and the shares were issued with a Rule 144 restrictive legend.

On February 28, 2011 we issued a convertible note in the amount of $100,100 to an accredited investor. We relied upon Section 4(2) of the Securities Act, which exempts from registration “transactions by an issuer not involving any public offering.”

It is our belief the investor had such knowledge and experience in financial and business matters, and was capable of evaluating the merits and risks of the investment and therefore did not need the protections offered by registering their shares under Securities and Act of 1933, as amended.

The investor certified that the note was being issued for their own account, with investment intent. This offering was not accompanied by general advertisement or general solicitation and any shares that result from the conversion of the note will be issued with a Rule 144 restrictive legend.

Description of Registrant’s Registered Securities

COMMON STOCK

Our authorized number of common stock is one hundred million (100,000,000) shares with a par value of $0.0001. Shares of our common stock:

●	have equal ratable rights to dividends from funds legally available if and when declared by our Board of Directors;

●	are entitled to share ratably in all of our assets available for distribution to holders of common stock upon liquidation, dissolution or winding up of our affairs;

●	do not have preemptive, subscription or conversion rights and there are no redemption or sinking fund provisions or rights; and

●	are entitled to one non-cumulative vote per share on all matters on which stockholders may vote.

We refer you to the Bylaws of our Articles of Incorporation and the applicable statutes of the State of Florida for a more complete description of the rights and liabilities of holders of our securities.

NON-CUMULATIVE VOTING

Holders of shares of our common stock do not have cumulative voting rights, which means that the holders of more than 50% of the outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose, and, in that event, the holders of the remaining shares will not be able to elect any of our directors.

CASH DIVIDENDS

As of the date of this disclosure, we have not declared or paid any cash dividends to stockholders. The declaration of any future cash dividend will be at the discretion of our Board of Directors and will depend upon our earnings, if any, our capital requirements and financial position, our general economic conditions, and other pertinent conditions. It is our present intention not to pay any cash dividends in the foreseeable future, but rather to reinvest earnings, if any, in our business operations.

Indemnification of Directors and Officers

Our Bylaws provide that we will indemnify our directors and officers to the fullest extent not prohibited by Florida law.

The general effect of the foregoing is to indemnify a control person, officer or director from liability, thereby making us responsible for any expenses or damages incurred by such control person, officer or director in any action brought against them based on their conduct in such capacity, provided they did not engage in fraud or criminal activity.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers or control persons pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

There have been no disagreements between the Company and its independent accountants on any matter of accounting principles or practices or financial statement disclosure

Financial Statements and Exhibits

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference

Section 5.06 -Change in Shell Company Status.

Reference is made to the disclosure set forth under Item 2.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference. As a result of the Acquisition described under Item 2.01 of this Current Report on Form 8-K, the registrant believes that it is no longer a “shell company” as that term is defined in Rule 405 of the Securities Act and Rule 12b-2 of the Exchange

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

On The Move Systems Corporation includes herein the following financial statements and Pro Forma financial information in the footnotes to our financial statements:

On The Move Systems Corp.
Financial Statements
For the Period March 25, 2010 (date of inception) through February 28, 2011

Crawford Mobile Install
Financial Statements
For the years ended February 28, 2011 and 2010

Peter Messineo Certified Public Accountant 1982 Otter Way Palm Harbor FL 34685 peter@pm-cpa.com T 727.421.6268 F 727.674.0511

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders:
On The Move Systems Corp.
Sarasota Florida

I have audited the balance sheets of On The Move Systems Corp. as of February 28, 2011 and the related statement of operations, changes in stockholder’s equity, and cash flows for the period March 25, 2010 (date of inception) through February 28, 2011. These financial statements were the responsibility of the Company’s management. My responsibility was to express an opinion on these financial statements based on my audits.

I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements were free of material misstatement. The Company was not required to have, nor was I engaged to perform, an audit of its internal control over financial reporting. My audit included consideration of internal control over financial reporting as a basis for designing audit procedures that were appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, I express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provide a reasonable basis for my opinion.

In my opinion, the financial statements, referred to above, present fairly, in all material respects, the financial position of On The Move Systems Corp. as of February 28, 2011, and the results of its operations and its cash flows for the period March 25, 2010 (date of inception) through February 28, 2011, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements as of February 28, 2011, the Company had no revenues from operation, had not emerged from the development stage, and requires traditional financing or equity funding to commence its operating plan. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Further information and management’s plans in regard to this uncertainty were also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Peter Messineo, CPA
Peter Messineo, CPA
Palm Harbor, Florida
March 25, 2011

On The Move Systems Corp.
(A Development Stage Enterprise)
BALANCE SHEET

February 28, 2011

ASSETS
Current Assets
Cash and cash equivalents	$128,760

Total Current Assets	128,760

TOTAL ASSETS	$128,760

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$2,225

Total Current Liabilities	2,225

Long Term Liabilities
Convertible Note	100,100

Total Long Term Liabilities	100,100

TOTAL LIABILITIES	102,325

Stockholders’ Equity
Preferred stock; $0.0001 par value; 10,000,000 shares authorized; 0 shares issued and outstanding	—
Common stock: 100,000,000 authorized; $0.0001 par value 12,500,000 shares issued and outstanding	1,250
Additional paid in capital	60,250
Accumulated deficit during development stage	(35,065)

Total Stockholders’ Equity	26,435

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$128,760

The accompanying notes are an integral part of these financial statements.

On The Move Systems Corp.
(A Development Stage Enterprise)
STATEMENT OF OPERATIONS

March 25, 2010 (inception) through February 28, 2011

Revenues	—

EXPENSES
Operating Expenses
Professional fees	26,505
Public expense	8,510
General and administrative	50

Total operating expenses	35,065

NET LOSS	$(35,065)

BASIC AND DILUTED LOSS PER SHARE	$(0.00)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING	9,614,167

The accompanying notes are an integral part of these financial statements.

On The Move Systems Corp.
(A Development Stage Enterprise)
STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY

	Common Stock		Additional Paid in	Accumulated Deficit Development
	Shares	Amount	Capital	Stage	Total

Balance at Inception, March 25, 2010	—	$—	$—	$—	$—

Issuance of common stock for cash:
Issuance of common stock for cash, March 25, 2010, $.001 per share	9,000,000	$900	$8,100		9,000
December 23 through 31, 2010, $.015 per share	2,000,000	$200	$29,800		30,000

January 2 through 9, 2011, $.015 per share	1,500,000	$150	$22,350		22,500

Net loss				(35,065)	(35,065)

Balance, February 28, 2011	12,500,000	$1,250	$60,250	$(35,065)	$26,435

The accompanying notes are an integral part of these financial statements.

On The Move Systems Corp.
(A Development Stage Enterprise)
STATEMENT OF CASH FLOWS

March 25, 2010 (inception) through February 28, 2011

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(35,065)
Adjustment to reconcile Net Income to net cash provided by operations:
Changes in assets and liabilities:
Accounts payable and accrued expenses	2,225

Net Cash Provided by Operating Activities	(32,840)

CASH FLOWS FROM FINANCING ACTIVITIES:
Issuance of common stock	61,500
Convertible Note	100,100

Net Cash Provided by Financing Activities	161,600

Net increase (decrease) in cash and cash equivalents	128,760
Cash and cash equivalents, beginning of period	—

Cash and cash equivalents, end of period	$128,760

The accompanying notes are an integral part of these financial statements.

On the Move Systems Corp.
(A Development Stage Corporation)
Notes to Financial Statements
For the Period March 25, 2010 (date of inception) through February 28, 2011

1. Background Information

On The Move Systems,a Florida corporation, was formed to provide Mobile Electronic Services to Auto, Recreational Vehicle and Boat Dealerships, Government Agencies as well as Individual Consumers. The company intends to install after market electronic products desired by the customer at their location. The Company was incorporated on March 25, 2010 (Date of Inception) with its corporate headquarters located in Sarasota, Florida and its year-end is February 28.

On March 25, 2011, Crawford Mobile Installation Corp. (“CMIC”) a wholly owned subsidiary of On The Move Systems Corp. (“OTMSC”) entered into a Definitive Acquisition Agreement and acquired all of the assets and assumed the liabilities of Crawford Mobile Install (“CMI”). The assets of CMI included cash, inventory, a vehicle and installation equipment. As of the date on which the agreement was entered into, because John B. Crawford is the sole officer and director of both OTMSC and CMIC, and is the sole proprietor of CMI, a material relationship existed between the parties. The amount of consideration exchanged for the assets was $100,000. The purchase price was determined by using market multiples of EBITDA.

2. Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. For the period ended February 28, 2011, the Company had a net loss of $35,065. As of February 28, 2011, the Company had not emerged from the development stage. In view of these matters, the Company’s ability to continue as a going concern is dependent upon its ability to achieve a level of profitability. The Company intends on financing its future development activities and its working capital needs largely from the sale of public equity securities with some additional funding from other traditional financing sources, including term notes until such time that funds provided by operations are sufficient to fund working capital requirements. The financial statements of the Company do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classifications of liabilities that might be necessary should the Company be unable to continue as a going concern.

3. Significant Accounting Policies

The significant accounting policies followed are:

FASB CODIFICATION - In June 2009, the FASB issued ASC 105, Generally Accepted Accounting Principles, effective for interim and annual reporting periods ending after September 15, 2009. This statement establishes the Codification as the source of authoritative accounting principles used in the preparation of financial statements in conformity with generally accepted accounting principles. The Codification does not replace or affect guidance issued by the SEC or its staff. As a result of the Codification, the references to authoritative accounting pronouncements included herein in this Annual Report on Form 10-K now refer to the Codification topic section rather than a specific accounting rule as was past practice.

USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS - All cash, other than held in escrow, is maintained with a major financial institution in the United States. Deposits with this bank may exceed the amount of insurance provided on such deposits. Temporary cash investments with an original maturity of three months or less are considered to be cash equivalents.

RESEARCH AND DEVELOPMENT EXPENSES - Expenditures for research, development, and engineering of products are expensed as incurred.

COMMON STOCK - The Company records common stock issuances when all of the legal requirements for the issuance of such common stock have been satisfied.

REVENUE AND COST RECOGNITION - The Company has no current source of revenue; therefore the Company has not yet adopted any policy regarding the recognition of revenue or cost.

ADVERTISING COSTS - The Company’s policy regarding advertising is to expense advertising when incurred.

INCOME TAXES - Income taxes are provided for the tax effects of transactions reported in the financial statements and consist of taxes currently due plus deferred taxes resulting from temporary differences. Such temporary differences result from differences in the carrying value of assets and liabilities for tax and financial reporting purposes. The deferred tax assets and liabilities represent the future tax consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized.

The Company adopted the provisions of FASB ASC 740-10 “Uncertainty in Income Taxes” (ASC 740-10), on January 1, 2007. The Company has not recognized a liability as a result of the implementation of ASC 740-10. A reconciliation of the beginning and ending amount of unrecognized tax benefits has not been provided since there is no unrecognized benefit since the date of adoption. The Company has not recognized interest expense or penalties as a result of the implementation of ASC 740-10. If there were an unrecognized tax benefit, the Company would recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in operating expenses.

EARNINGS (LOSS) PER SHARE - Basic loss per share is computed by dividing net loss attributable to common stockholders by the weighted average common shares outstanding for the period. Diluted loss per share is computed giving effect to all potentially dilutive common shares. Potentially dilutive common shares may consist of incremental shares issuable upon the exercise of stock options and warrants and the conversion of notes payable to common stock. In periods in which a net loss has been incurred, all potentially dilutive common shares are considered anti-dilutive and thus are excluded from the calculation. At February 28, 2011, the Company had a convertible note of $100,100 with a conversion price of $0.015, which could result in the issuance of an additional 6,673,333 shares of common stock if the entire principal is converted. Interest on the note is also convertible at the same rate and could result in the issuance of additional shares.

FINANCIAL INSTRUMENTS - In September 2006, the Financial Accounting Standards Board (FASB) introduced a framework for measuring fair value and expanded required disclosure about fair value measurements of assets and liabilities. The Company adopted the standard for those financial assets and liabilities as of the beginning of the 2008 fiscal year and the impact of adoption was not significant. FASB Accounting Standards Codification (ASC) 820 “Fair Value Measurements and Disclosures” (ASC 820) defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from independent sources (observable inputs) and (2) an entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The fair value hierarchy consists of three broad levels, which gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 - Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

●

Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, including quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability (e.g., interest rates); and inputs that are derived principally from or corroborated by observable market data by correlation or other means.

●	Level 3 - Inputs that are both significant to the fair value measurement and unobservable.

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of February 28, 2011. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values due to the short-term nature of these instruments. These financial instruments include accounts receivable, other current assets, accounts payable, accrued compensation and accrued expenses. The fair value of the Company’s notes payable is estimated based on current rates that would be available for debt of similar terms which is not significantly different from its stated value.

On January 1, 2009, the Company applied ASC 820 for all non-financial assets and liabilities measured at fair value on a non-recurring basis. The adoption of ASC 820 for non-financial assets and liabilities did not have a significant impact on the Company’s financial statements.

RECENT ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board (“FASB”) issued updates to existing guidance related to fair value measurements. As a result of these updates, entities will be required to provide enhanced disclosures about transfers into and out of level 1 and level 2 classifications, provide separate disclosures about purchases, sales, issuances and settlements relating to the tabular reconciliation of beginning and ending balances of the level 3 classification and provide greater disaggregation for each class of assets and liabilities that use fair value measurements. The adoption of this new standard did not have a material impact to the Company’s financial statements.

Other recent accounting pronouncements issued by the FASB (including its EITF), the AICPA, and the SEC did not or are not believed by management to have a material impact on the Company’s present or future financial statements.

4. Notes Payable

On February 28, 2011, the Company borrowed $100,100 through a convertible note, for the purpose of raising operating capital. Under the terms of the note, interest shall accrue at 7% per annum; and principal and accrued interest shall become due on February 27, 2013, unless extended by mutual consent of the parties. Unpaid principal and accrued interest are convertible into common stock of the company at $0.015 per share.

5. Related Party Transactions

The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities that become available. They may face a conflict in selecting between the Company and other business interests. The Company has not formulated a policy for the resolution of such conflicts.

The Company does not own or lease property or lease office space. The office space used by the Company was arranged by the founder of the Company to use at no charge. The above amount is not necessarily indicative of the amount that would have been incurred had a comparable transaction been entered into with independent parties.

The above terms and amounts are not necessarily indicative of the terms and amounts that would have been incurred had comparable transactions been entered into with independent parties.

On March 25, 2011, Crawford Mobile Installation, Corp. (“CMIC”) a wholly owned subsidiary of On The Move Systems Corporation (“OTMSC”) entered into an agreement to purchase all of the assets and the business of Crawford Mobile Install (“CMI”) for $100,000. CMI is a sole proprietorship owned and operated by John Crawford. John Crawford is also the sole officer-director of OTMSC and CMIC, and will continue the business operations as a publicly-traded business under the same name of On The Move Systems Corporation. In the Agreement, the parties agreed that CMIC would convey to John Crawford at Closing $10,000 cash and a $90,000 Note.

6. Income Taxes

There are no current or deferred income tax expense or benefit for the period ended February 28, 2011.

The provision for income taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes.

March 25, 2010 (Date of Inception) through February 28, 2011

Tax benefit at U.S. statutory rate	$12,800
Valuation allowance	(12,800)

$—

The Company did not have any temporary differences for the period from March 25, 2010 (Date of Inception) through February 28, 2011.

The Company has not recognized an income tax benefit for the period based on uncertainties concerning its ability to generate taxable income in future periods. The tax benefit for the current period presented is offset by a valuation allowance (100%) established against deferred tax assets arising from operating losses and other temporary differences, the realization of which could not be considered more likely than not. In future periods, tax benefits and related deferred tax assets will be recognized when management considers realization of such amounts to be more likely than not.

7. Subsequent Events

On March 25, 2011 the Company purchased the assets and businesses of a related party, in execution of the business plan. The terms of the acquisition required a down payment of $10,000 payable at closing with a Promissory Note for $90,000, at 10% interest rate, payable in monthly installments of $2,500 with a balloon payment of $14,301.97 due February 1, 2014.

The following pro forma financial statements, combine the Company with the acquired company, as it would have been reported had the acquisition occurred at the beginning of the reporting period.

On The Move Systems Corp.
(A Development Stage Enterprise)
Pro forma Balance Sheet
As of February 28, 2011
(unaudited)

	On The Move Systems Corp.	Crawford Mobile Install		Adjustments	Pro forma

ASSETS
Current Assets
Cash and cash equivalents	$128,760	$584	(1)	$(10,000)	$119,344
Accounts receivable		1,762			1,762
Inventory		1,535			1,535

Total Current Assets	128,760	3,881			122,641
Equipment, net		19,763			19,763
Goodwill			(1)	100,000	132,013
			(2)	32,013

TOTAL ASSETS	$128,760	$23,644		$122,013	$247,417

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable and accruals	$2,225	$7,516		$—	$9,741
Current portion of long-term debt	—	6,670		—	6,670

Total Current Liabilities	2,225	14,186			16,411
Note payable	100,100	29,350	(1)	90,000	219,450
Notes payable, net of current portion		12,121		—	12,121

TOTAL LIABILITIES	102,325	55,657		90,000	247,982

Stockholders’ Equity
Capital	61,500	—			61,500
Accumulated deficit	(35,065)	(32,013	) (2)	32,013	(35,065)

Total Stockholders’ Equity (Deficit)	26,435	(32,013)		—	(3,524)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$128,760	$23,644		$122,013	$247,417

(1)	Purchase price of existing business is for total of $100,000; payment of $10,000 cash and $90,000 promissory note.
(2)	Elimination of owner’s deficit to purchase price; purchase price in excess of the net assets purchased (goodwill).

On The Move Systems Corp.
(A Development Stage Enterprise)
Pro forma Statement of Operations
For The Year Ended February 28, 2011
(unaudited)

	On The Move Systems Corp.	Crawford Mobile Install	Adjustments	Pro forma

Revenues	$—	$113,903		113,903
Cost of revenue	—	65,938		65,938

	—	47,965	—	47,965

EXPENSES
Operating Expenses
Marketing and sales	—	10,269		10,269
General and administrative	50	5,842		5,892
Professional fees	26,505	3,725		30,230
Public expense	8,510	—		8,510
Depreciation and amortization		7,361		7,361

Total operating expenses	35,065	27,197	—	62,262

Net profit (loss) from operations	(35,065)	20,768	—	(14,297)

Other income (expense)		(6,219)		(4,165)

NET PROFIT (LOSS)	$(35,065)	$14,549	$—	$(20,516)

Peter Messineo Certified Public Accountant 1982 Otter Way Palm Harbor FL 34685 peter@pm-cpa.com T 727.421.6268 F 727.674.0511

Report of Independent Registered Public Accounting Firm

Crawford Mobile Install
Sarasota Florida

I have audited the balance sheets of Crawford Mobile Install (“CMI”), a sole proprietorship, as of February 28, 2011 and 2010, the related statement of profit, changes in owner’s equity, and cash flows for the years then ended. These financial statements were the responsibility of the CMI’s management. My responsibility was to express an opinion on these financial statements based on my audits.

I conducted my audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements were free of material misstatement. CMI was not required to have, nor was I engaged to perform, an audit of its internal control over financial reporting. My audit included consideration of internal control over financial reporting as a basis for designing audit procedures that were appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of CMI’s internal control over financial reporting. Accordingly, I express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provide a reasonable basis for my opinion.

In my opinion, the financial statements, referred to above, present fairly, in all material respects, the financial position of Crawford Mobile Install as of February 28, 2011 and 2010, and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Peter Messineo, CPA
Peter Messineo, CPA
Palm Harbor, Florida
March 25, 2011

Crawford Mobile Install
Balance Sheet

	February 28,

	2011	2010

ASSETS
Current Assets
Cash	$584	$844
Accounts receivable	1,762	2,568
Inventory	1,535	1,315

Total Current Assets	3,881	4,727

Equipment, net of accumulated depreciation of $16,443 and $9,082	19,763	27,124

TOTAL ASSETS	$23,644	$31,851

LIABILITIES AND OWNER’S EQUITY
Current Liabilities
Accounts payable	$478	$3,649
Accrued expenses	7,038	1,371
Current portion of debt	6,670	5,874

Total Current Liabilities	14,186	10,894

Payables, related parties	29,350	8,100
Notes Payable, net of current portion	12,121	16,515

TOTAL LIABILITIES	55,657	35,509

Owner’s Equity (Deficit)
Owner’s Equity (Deficit)	(32,013)	(3,658)

Total Owner’s Equity (Deficit)	(32,013)	(3,658)

TOTAL LIABILITIES AND OWNER’S EQUITY	$23,644	$31,851

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Crawford Mobile Install
Statement of Profit

	For the Years Ended February 28,

	2011	2010

Revenues	$113,903	$117,258
Cost of revenue	65,938	39,115

	47,965	78,143

EXPENSES
Operating Expenses
Marketing and sales	10,269	18,213
General and administrative	5,842	8,060
Professional fees	3,725	456
Depreciation and amortization	7,361	7,361

Total operating expenses	27,197	34,090

Net profit from operations	20,768	44,053

Other income (expense)
Interest expense	(6,219)	(4,164)
Income taxes	—	—

NET PROFIT	$14,549	$39,889

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Crawford Mobile Install
Statement of Changes in Owner’s Equity

	For the Years Ended February 28,

	2011	2010

Balance at February 28,	$(3,658)	$11,944

Net profit	14,549	39,889

Distribution to shareholder	(42,904)	(55,491)

Balance at February 28,	$(32,013)	$(3,658)

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

Crawford Mobile Install
Statement of Cash Flows

	February 28,

	2011	2010

CASH FLOWS FROM OPERATING ACTIVITIES:
Net profit	$14,549	$39,889
Adjustment to reconcile Net Income to net cash provided by operations:
Depreciation and amortization	7,361	7,361
Changes in assets and liabilities:
Accounts receivable	806	(2,568)
Inventory	(220)	1,194
Accounts payable	(3,171)	2,123
Accrued expenses	3,667	767

Net Cash Provided by Operating Activities	24,992	48,766

CASH FLOWS FROM FINANCING ACTIVITIES:
Advances from related parties	21,250	5,700
Payments of principal on notes payable	(3,598)	(2,902)
Distribution to owner	(42,904)	(55,491)

Net Cash Used in Financing Activates	(25,252)	(52,693)

Net increase (decrease) in cash and cash equivalents	(260)	(3,927)
Cash and cash equivalents, beginning of period	844	4,771

Cash and cash equivalents, end of period	$584	$844

Supplemental Cash Flow Information
Cash paid for interest	$3,284	$3,354

Cash paid for taxes	$—	$—

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

CRAWFORD MOBILE INSTALL

Notes to the Financial Statements
For the years ended February 28, 2011 and 2010

1.	Nature of Operations and Significant Accounting Policies

          Nature of Operations. Crawford Mobile Install (“CMI”), a Florida sole proprietorship, provides Mobile Electronic Services to Auto, Recreational Vehicle and Boat Dealerships, Government Agencies as well as Individual Consumers. The business installs after-market electronic products using seven primary dealerships, as well as other locations. The business is located in Sarasota, Florida and its year-end is February 28.

          Basis of Presentation. The Financial Statements and related disclosures have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). The Financial Statements have been prepared assuming that CMI will continue as a going concern. The Financial Statements have been prepared using the accrual basis of accounting in accordance with U.S. GAAP. In the opinion of management, these financial statements include all adjustments necessary in order to make them not misleading.

          Use of Estimates. The Financial Statements have been prepared in conformity with U.S. GAAP, using management’s best estimates and judgments where appropriate. These estimates and judgments affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The estimates and judgments will also affect the reported amounts for certain revenues and expenses during the reporting period. Actual results could differ materially from these good faith estimates and judgments.

          Financial Instruments. CMI’s balance sheet includes certain financial instruments. The carrying amounts of current assets and current liabilities approximate their fair value because of the relatively short period of time between the origination of these instruments and their expected realization.

Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 820 “Fair Value Measurements and Disclosures” (ASC 820) defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from independent sources (observable inputs) and (2) an entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The fair value hierarchy consists of three broad levels, which gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 - Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities

●

Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, including quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability (e.g., interest rates); and inputs that are derived principally from or corroborated by observable market data by correlation or other means.

●	Level 3 - Inputs that are both significant to the fair value measurement and unobservable.

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of February 28, 2011 and 2010. The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values due to the short-term nature of these instruments.

CMI applied ASC 820 for all non-financial assets and liabilities measured at fair value on a non-recurring basis. The adoption of ASC 820 for non-financial assets and liabilities did not have a significant impact on CMI’s financial statements.

As of February 28, 2011 and 2010 the fair values of CMI’s financial instruments approximate their historical carrying amount.

Cash and Cash Equivalents Cash and cash equivalents include all cash deposits and highly liquid financial instruments with a maturity of three months or less.

          Accounts Receivable, Credit Accounts receivable consist of amounts due from installation sales and service offerings to customers. An allowance for doubtful accounts is considered to be established for any amounts that may not be recoverable, which is based on an analysis of CMI’s customer credit worthiness, and current economic trends. Based on management’s review of accounts receivable, no allowance for doubtful accounts was considered necessary. Receivables are determined to be past due, based on payment terms of original invoices. CMI does not typically charge interest on past due receivables.

          Inventories are stated at cost, which approximates market. Inventory is purchased in advance of specific work orders. Cost is determined using the first-in, first-out method. Inventory is comprised entirely of aftermarket electronic compliances available for installation.

          Long-Lived Assets Property and equipment is stated at cost. Depreciation is computed by the straight-line method over estimated useful lives (5-7 years). Property assets are stated at their fair value acquisition cost. Historical costs are reviewed and evaluated for their net realizable value of the assets. The carrying amount of all long-lived assets is evaluated periodically to determine if adjustment to the depreciation period or the unamortized balance is warranted. Based upon its most recent analysis, CMI believes that no impairment of property and equipment existed at February 28, 2011.

Long-lived assets such as property, equipment are reviewed for impairment whenever facts and circumstances indicate that the carrying value may not be recoverable. When required impairment losses on assets to be held and used are recognized based on the fair value of the asset. The fair value is determined based on estimates of future cash flows, market value of similar assets, if available, or independent appraisals, if required. If the carrying amount of the long-lived asset is not recoverable from its undiscounted cash flows, an impairment loss is recognized for the difference between the carrying amount and fair value of the asset. When fair values are not available, CMI estimates fair value using the expected future cash flows discounted at a rate commensurate with the risk associated with the recovery of the assets. We did not recognize any impairment losses for any periods presented.

          Income taxes Prior to December 31, 2010, CMI reported its earnings as a sole proprietor thereby all taxable income is taxed at the individual’s ordinary tax rate.There has been no provision for income tax presented. Corporate tax rates vary, based on taxable income, on a graduated basis between 15% and 35%.

Revenue and Cost Recognition. The business recognizes revenue when the economic transaction for goods and services is agreed upon.

          Advertising Costs. The costs of advertising are expensed as incurred. Advertising expense was $0 and $0 for the years ended February 28, 2011 and 2010, respectively. Advertising expenses are included in CMI’s operating expenses.

2.	Equipment

	February 28, 2011	February 28, 2010

Equipment consists of:
Service truck	$31,841	$31,841
Tools and equipment	3,465	3,465
Computer and office equipment	900	900

	36,206	36,206
Accumulated depreciation	16,443	9,082

	$19,763	$27,124

Depreciation of equipment was $7,361 and $7,361 for the years ended February 28, 2011 and 2010, respectively.

3.	Note Payable

          On February 22, 2009 CMI purchased the service truck, which is security to a note payable. The note, held by a financial service lender, has a five year term with interest at 12.49% and monthly installment payments of $675.61.

	February 28, 2011	February 28, 2010

Note payable, service truck	$18,791	$22,389
Less current portion of long-term debt	6,670	5,874

Long-term portion	$12,121	$16,515

4.	Related Party Debt and Transactions

          A related party to the owner, the father, has advanced funds to support operating cash flows of CMI. These advances were amalgamated and evidenced in two separate notes. The first note was entered into on September 28, 2010 for $23,100, carries a 10% interest rate and matures on September 28, 2013 The second was entered into on February 11, 2011 for $6,250, carries a 10% interest rate and matures on February 11, 2014.

CMI does not own or lease property or lease office space. The office space used by CMI was arranged by the owner of CMI to use at no charge.

          On March 25, 2011, Crawford Mobile Installation, Corp. (“CMIC”) a wholly owned subsidiary of On The Move Systems Corporation (“OTMSC”) entered into an agreement to purchase all of the assets and the business of Crawford Mobile Install (“CMI”) for $100,000. CMI is a sole proprietorship owned and operated by John Crawford. OTMSC and CMIC, as the surviving entities, will continue the business operations as a publicly-traded business under the same name of On The Move Systems Corporation. In the Agreement, the parties agreed that CMIC would convey to John Crawford at Closing $10,000 cash and a $90,000 Note.

          The amounts and terms of the above transactions may not necessarily be indicative of the amounts and terms that would have been incurred had comparable transactions been entered into with independent third parties.

5.	Commitments, Contingencies and Subsequent Events

          From time to time CMI may become a party to litigation matters involving claims against CMI. Management believes that there are no current matters that would have a material effect on CMI’s financial position or results of operations.

Management has evaluated subsequent events through the date of our issuance of this report, which is our auditor’s report date. There were no material subsequent events stated.

          On March 25, 2011, Crawford Mobile Installation, Corp. (“CMIC”) a wholly owned subsidiary of On The Move Systems Corporation (“OTMSC”) entered into an agreement to purchase all of the assets and the business of Crawford Mobile Install (“CMI”) for $100,000. CMI is a sole proprietorship owned and operated by John Crawford. OTMSC and CMIC, as the surviving entities, will continue the business operations as a publicly-traded business under the same name of On The Move Systems Corporation. In the Agreement, the parties agreed that CMIC would convey to John Crawford at Closing $10,000 cash and a $90,000 Note.

Exhibits

Exhibit Number Description

2.1*	Asset Purchase Agreement, dated as of March 25, 2011, by and among Crawford Mobile Installation Corporation and Crawford Mobile Install (sole proprietorship).

3.1	Articles of Incorporation of On The Move Systems Corporation (1)

3.2	Bylaws of On The Move Systems Corporation (1)

3.3*	Articles of Incorporation of Crawford Mobile Installation Corporation

3.4*	Bylaws of Crawford Mobile Installation Corporation

10.1*	Convertible Note from On the Move Systems Corporation to Global Equities Limited

10.2*	Note from Crawford Mobile Installation to John Crawford

10.3*	Note from Crawford Mobile Install to Greg Crawford dated September 28, 2010

10.4*	Note from Crawford Mobile Install to Greg Crawford dated February 11, 2011

23.1*	Consent of Independent Registered Public Accounting Firm from Peter Messineo, CPA dated March 28, 2011

31.1*	Section 302 Certification

32.1*	Section 906 Certification

* Filed Herewith

(1) Incorporated by reference to the comparable exhibit filed with our Registration Statement on Form S-1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 28, 2011	On The Move Systems, Corp.

By: /s/ John B. Crawford

John B. Crawford
Chairman of the Board
Chief Executive Officer
Principal Financial Officer